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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Amendment No. 1 on Form 10-KSB/A to the Annual Report of Vistula Communications Services, Inc. (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rupert Galliers-Pratt, Chief Executive Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C.§ 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

  1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RUPERT GALLIERS-PRATT Rupert Galliers-Pratt Chief Executive Officer

Dated: January 30, 2006

        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Vistula Communications Services, Inc. and will be retained by Vistula Communications Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002